SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 29, 2005

                           OHIO CASUALTY CORPORATION
             (Exact name of registrant as specified in its charter)

                                      OHIO
         (State or other jurisdiction of incorporation or organization)

                         Commission File Number 0-5544


                                   31-0783294
                      (I.R.S. Employer Identification No.)


                                9450 Seward Road
                                Fairfield, Ohio
                    (Address of principal executive offices)

                                     45014
                                   (Zip Code)

                                 (513) 603-2400
                        (Registrant's telephone number)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 25, 2005, Ohio Casualty Corporation (the "Company") entered into an indenture (the "Indenture") with HSBC Bank USA, National Association, as trustee, in connection with the Company's offer to exchange (the "Exchange Offer") new 5.00% Convertible Notes due 2022 (the "New Notes") for all of the Company's outstanding 5.00% Convertible Notes due 2022 (the "Old Notes").

         On March 25, 2005, the New Notes were issued pursuant to the Indenture to all holders of Old Notes who had properly tendered Old Notes in the Exchange Offer. A description of the material terms of the New Notes is incorporated herein by reference to the information under the headings "Summary Description of the Notes" and "Description of the New Notes" in the Company's offering memorandum (the "Offering Memorandum") dated February 22, 2005, which was filed as Exhibit 12(a)(1)(i) to the Company's Schedule TO dated February 22, 2005, as amended and supplemented by Amendment No. 1 thereto, filed on March 17, 2005 and by Amendment No. 2 thereto, filed on March 22, 2005 (as amended and supplemented, the "Schedule TO"). The Indenture was qualified pursuant to the Company's Form T-3 Application for Qualification of Trust Indenture (SEC File No. 022-28773). The Indenture is filed hereto as Exhibit 4.1.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The response to Item 1.01 above is incorporated herein.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

         The Exchange Offer expired at midnight on Monday, March 21, 2005. Pursuant to the Exchange Offer, approximately $65,557,000 aggregate principal amount, representing approximately 35.6% of the outstanding principal amount of the Old Notes, were exchanged for New Notes. The Company accepted all validly tendered Old Notes and, in exchange, issued a like principal amount of the New Notes and paid a cash exchange fee of $3.50 for each $1,000 principal amount of the Old Notes exchanged. The Company did not receive any proceeds from the issuance of the New Notes.

         The New Notes were issued solely to existing security holders of the Company pursuant to the exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended. The Company did not pay or give, directly or indirectly, any commission or other remuneration, including underwriting discounts, to any broker, dealer, salesman or other person for soliciting tenders of the Old Notes in connection with the Exchange Offer, and the Company did not retain any dealer, manager or other agent to solicit tenders with respect to the Exchange Offer.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

4.1 Indenture dated as of March 25, 2005 between Ohio Casualty Corporation, as Issuer, and HSBC Bank USA, National Association, as Trustee.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OHIO CASUALTY CORPORATION
                                        (Registrant)

                                        /s/ Debra K. Crane
                                        --------------------------------------
                                        Debra K. Crane, Esq.
                                        Senior Vice President, General Counsel
                                          and Secretary

Date: March 29, 2005


EXHIBIT INDEX

Exhibit Number    Exhibit

4.1 Indenture dated as of March 25, 2005 between Ohio Casualty Corporation, as Issuer, and HSBC Bank USA, National Association, as Trustee.